1847

A Uniquely Diversified Public Approach
to Private Company Ownership

Legal Disclaimer

This presentation contains certain forward-looking statements within the meaning of the federal securities laws. These statements may be made a part of this presentation or by reference to other documents we file with the SEC.

Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words "anticipate," "may," "estimate," "should," "seek," "expect," "plan," "believe," "intend," and similar words, or the negatives of those words, are intended to identify forward-looking statements. Certain statements regarding the following particularly are forward-looking in nature: Future financial performance, market forecasts or projections, projected capital expenditures; Our business strategy.

All forward-looking statements are based on our management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to the risks set forth in "Risk Factors" included in our SEC filings.

The specific discussions contained in this presentation about our company include financial projections and future estimates and expectations about our company's business. The projections, estimates and expectations are presented in this presentation only as a guide about future possibilities and do not represent actual amounts or assured events. All the projections and estimates are based exclusively on our company management's own assessment of its business, the industry in which it works and the economy at large and other operational factors, including capital resources and liquidity, financial condition, fulfillment of contracts and opportunities. The actual results may differ significantly from the projections. Potential shareholders should not make an investment decision based solely on our company's projections, estimates or expectations.

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Table of Contents

1847

It's not always easy to do what's unpopular, but that's where you generate above average returns. Buy businesses that look mundane to narrow-minded investors and hang on until their real value is recognized.

1847 "channeling" John Neff

What is 1847?
(OTCBB Ticker: EFSH)

- Upon closing the acquisition of two (2) companies under contract, we will become an owner and manager of a diverse group of lower middle market businesses that have traditionally been owned by private investors, headquartered in the United States operating across an array of industries
  - Our subsidiary and future subsidiaries are niche market leaders that generate high free cash flow, operate in attractive industries, have defensible market positions, demonstrate a strong "reason to exist" and have been acquired at high EBITDA yields (20% to 33%) relative to Purchase Price/Enterprise Value

- A holding company focused on building long term value, that will distribute income annually and divest opportunistically when capital reallocation is appropriate
  - Our public structure facilitates the **COMBINATION** of an entrepreneurial culture and speed of a private equity firm **WITH** a long term view and approach of a strategic acquirer

- Structured as a Publicly Traded Partnership
  - We **ARE NOT** a BDC or REIT **BUT** we can distribute income as tax effectively as both

Committed to delivering a 10% or higher annual dividend on our book value of equity while retaining enough earnings to fuel internal and external growth

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What will 1847 provide to Shareholders?

- **Growth and Income** – fueled by the diversified cash flows from 1847's controlled operating subsidiary and future operating subsidiaries
- **Access to a Unique Asset Class** – provided through the 1847 strategy of acquiring leading lower middle market niche businesses (EBITDA > $1.5MM and < $10.0MM)
- **No Arbitrary Mark-Up of Assets** – asset values will rise and fall only on retained earnings and impairments/"mark downs", as appropriate
- **Transparent Reporting** – due to our decision to operate as an SEC registered, public company
- **Freely Transferable Shares** – 1847 is DTC eligible and intends to uplist to the NASDAQ within 6 months
- **A Distinctly Positive Arbitrage Opportunity** – acquisition yield (20%-33%) > dividend yield (10%)

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What is the Structure of 1847?



Public Unit Holders
Common Interests
Lender
Credit Facility
1847 Holdings LLC
Management Services Agreement And Profit Allocation
1847 Partners LLC
Controlling Equity Interests
Loans
Offsetting Management Services Agreements And Transaction Services Agreements
1847 Wood, Inc.
1847 Fitness, Inc.
1847 Neese Inc.
1847 Management Services Inc.
Wholly-owned subsidiaries formed to purchase the operations of Wood Air Conditioning, Inc. and Central Florida Health Clubs, LLC and its affiliated operations in Florida. Both subsidiaries have recently executed purchase agreements with the owners of each target

How has 1847's only public comp performed?

Compass Diversified Holdings (Ticker: CODI) with current market cap in excess of $1.0 Billion has proven the positive return possibilities available for a "true" public private holding company platform while seeking acquisitions in the highly competitive middle market category.

CODI's significant outperformance (since IPO in 2006) on a total return basis

CODI:	194.9%
S+P 500:	125.4%
Russell 2000	122.0%
Nasdaq:	226.5%
DJIA:	151.9%

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What is 1847's Acquisition Approach?

- **Mission –** preferred partner for today's lower middle market or "nano-cap" companies in the U.S.

- **Acquisition Size and Structure** – control buyouts or recapitalizations of companies with enterprise values between $5 and $50 million financed primarily with equity or retained earnings relying very little on external acquisition based leverage

- **Core Acquisition/Management Philosophies** – (a) partners with management, (b) value creation through operations vs. financial engineering and (c) a willingness to own assets for the long term

- **Objective** – acquire stable businesses at accretive pricing to our existing book value with limited risk of cash flow volatility and technological disintermediation

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What are 1847's Acquisition Characteristics?

- Targets must live and thrive in the Lower Middle Market (LMM) ecosystem
- Revenues of at least $7.5 million with historically consistent cash flow positive operations
- EBITDA of at least $1.5 million in the current year of operations
- Clearly identifiable "blueprint" for growth with potential for break-out growth driven by internal or external factors
- Companies in industries wherein the principals of 1847 Partners LLC have acquisition/management experience
- Entrepreneurial owners seeking help building management team and infrastructure
- Headquartered in North America

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What is the State of the LMM?

- LMM companies represent over 90% of U.S. private companies
- Over 90% of private equity capital deployed in middle market and larger deals

TOTAL ENTERPRISE VALUE (TEV)/EBITDA

TEV	2003-2011	2012	2013	2014	2015	2016	Total	N=
10-25	5.6x	5.8x	6.0x	5.6x	5.8x	6.0x	5.7x	1,015
25-50	6.2x	6.2x	6.8x	6.6x	6.6x	6.4x	6.3x	764
50-100	6.8x	6.7x	6.8x	8.4x	7.8x	7.3x	7.0x	525
100-250	7.3x	7.4x	7.5x	7.8x	9.0x	9.0x	7.8x	248
Total	6.2x	6.3x	6.5x	6.7x	6.7x	6.9x	6.4x	
N=	1,484	247	162	215	235	209		2,552

* Source: GF Data February 2017

Attractive Features

- Favorable supply-demand equation
- Value creation is easier given a "smaller base"
- Multiple expansion more likely as business grows
- "Moral hazard" risk more easily mitigated as sellers in the LMM more open to highly structured deals

Challenges

- Management Strength and Depth
- Small value enterprise risk
- Capital market limitations

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How Does 1847 Generate Deal Flow?

1847 Calling Program

- Sophisticated Database Construction
- ~1,000 intermediaries from 700 firms
- Systemic review and update of list annually
- 4 professionals make 5-6 calls per week
- Cycle through list 2x per year

Electronic Outreach

- ~3,000 – person mailing list
- Systematic review and update of list annually
- Develop specific marketing brochures

- Targeted Deal Universe: 550
- 10% - 25% of Time Spent Marketing

Meetings

- Scheduled annual marketing visits
- 11 regions visited semiannually
- 2 professionals make regular trips

Conferences

- Sponsor key events
- Attend a minimum of 8 conferences annually

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1847 Geographic Coverage


West Coast
~250
Intermediaries
Central
~35
intermediaries
Mid-West
~135
Intermediaries
NY / NJ
~225
Intermediaries
New England
~65
Intermediaries
Mid-Atlantic
~80
Intermediaries
North Carolina
~30
Intermediaries
Southwest
~90
intermediaries
South
~45
Intermediaries
Southeast
~35
Intermediaries
Florida
~35
Intermediaries
1847 Targets under Contract
1847 Portfolio Company
1847 Offices

What is the 1847 Acquisition Process Pre-LOI

	Objective	Tactics
Screen and Log	1. Identify highest likelihood opportunties 2. Understand internal capabilities 3. Manage intermediary relationships	1. Review materials and discuss with intermediary 2. Identify Operating Partner 3. "Kill softly" when appropriate 4. Manage administrative aspects of deal database
Preliminary Diligence	1. Develop investment thesis 2. Identify firm's "angle"	1. Quantify opportunity (modeling) 2. Discuss internally 3. Prepare question list for management and intermediary 4. Conduct call with management 5. Leverage operating partner and network for additional insight
Preliminary Proposal	1. Develop investment thesis 2. Identify firm's "angle"	1. Translate modeling to proposal 2. Develop a deal we can deliver 3. Discuss with potential lenders 4. Aggressively market our "angle"
Management Meeting	1. Win "hearts and minds" 2. Further refine and validate thesis	1. Use meeting as an opportunity to sell 2. Use full show of force to demonstrate commitment 3. Ask our questions again
Letter of Intent	1. Differentiate ourselves 2. Make it hard to say no	1. Develop creative structure to balance appropriate valuation with seller objectives 2. Demand very specific feedback on any "No"

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What is the 1847 Acquisition Process Post-LOI

	Objective	Tactics
Diligence	1. Refine and validate thesis 2. Indentify and understand risks 3. Quantify opportunity 4. Indentify opportunities to add value 5. Define role of operating partner	1. Collect primary source materials 2. Meet key managers/employees 3. Perform customer and supplier calls 4. Leverage network for additional intelligence 5. Accounting diligence 6. Legal diligence 7. Market Study 8. Insurance diligence
Internal Dialogue	1. Seek guidance from entire firm's investment experience 2. Avoid surprises	1. Over-communicate on formal and informal basis 2. Formally present at staff meetings with regularity during deal process - Business Update - Diligence findings - Deal process update
Financing	1. Achieve certainty of closure 2. Use deal team's time efficiently	1. Canvas lender database 2. Engage third-party resources as necessary
Documentation	1. Achieve non-economic protection 2. Manage potential for "deal fatigue"	1. Pre-empt difficult conversations in LOI process 2. Use firm counsel to draft documents 3. Clearly communicate timing and expectations 4. Use face to face meetings of video conferences to push process 5. Manage attorneys
Investment Committee	1. Achieve internal approval for deal	1. Voluminous internal memo with deep dive on: - Diligence findings - Investment Thesis - Risks - Financial perfomance and projections - Expected returns - Operating partner review
	2. Fund and close	2. 30/60/90 day strategic plan

How does 1847 Manage Portfolio Companies?

- Weekly dialogue with Management
- Extensive strategic planning sessions
- Quarterly board meetings
- Active involvement of operating partners
- Development of operating metrics, sales and financial reporting packages
- Establish authority matrices and other governance best practices
- Internal annual portfolio review process
- Monitor portfolio diversification

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In short…How is Value Created?

Drive Deal Flow…

Proactively drive deal flow with a willingness to investigate anything and everything without preconceived bias…

Buy Right…

Acquire stable, mature businesses at attractive prices…

Build to Own in Perpetuity…

Institute return driven metrics/accountability and introduce resources (personnel, processes or technology) to portfolio companies to drive growth ***WHILE*** rewarding shareholders with annual dividends well covered by Cash Available for Distribution…

Be Ready to Sell…

At an opportune time, successfully sell subsidiaries at a profit…

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Senior Management Background

Ellery W. Roberts, is the Chief Executive Officer and Founder of 1847 Holdings LLC and has held that position since the inception of the Company. As the founder of 1847, Mr. Roberts brings over 18 years of private equity investing experience to the management team. Prior to founding 1847, Mr. Roberts formed RW Capital Partners LLC, an investment manager, approved by the Investment Committee of the U.S. Small Business Administration in 2010 to raise and manage a Small Business Investment Company. Prior to founding RW Capital Partners LLC, Mr. Roberts was a Managing Director of Parallel Investment Partners LP (formerly SKM Growth Investors LP), a Dallas based private equity fund focused on recapitalizations, buyouts and growth capital investments in lower middle market companies throughout the United States. Mr. Roberts was responsible for approximately $400 million in invested capital across two funds. Prior to Parallel, Mr. Roberts was a Vice President with Lazard Freres & Co. working in their Real Estate Principal Investment Area, where he was a senior team member involved in the investment of over $2.4 billion of capital. Prior to joining Lazard in 1997, Mr. Roberts worked at Colony Capital, Inc., where he analyzed and executed transactions for Colony Investors II, L.P., a $625 million private equity fund and prior to that worked in the Corporate Finance Division of Smith Barney, Inc. where he participated in a wide variety of investment banking activities. During his career Mr. Roberts has been directly involved with over $3.0 billion in direct private equity investments. Mr. Roberts received his B.A. degree in English from Stanford University.

Edward J. Tobin, Managing Director of 1847 Partners LLC. Mr. Tobin was previously a Director of Global Emerging Markets North America, Inc. (GEM), where for 15 years he managed Special Situations and Venture investing for GEM's Partners Capital Fund. Ed was also a principal and on the investment committee of the MENA Fund, a Shari'ah compliant private equity fund which was a joint venture between GEM and VC Bank, itself a Shari'ah compliant bank based in Bahrain. In addition to these activities, while at GEM Ed oversaw structured finance transactions in industries such as clean tech, consumer/retail, alternative finance, media, telecommunications, manufacturing, retailing, real estate and life sciences. Prior to joining GEM, Ed was Managing Director of Lincklaen Partners, a private family investment office. Previously, he had been a portfolio manager with Neuberger and Berman, managing both pension funds and private client capital in the public equity markets. Prior to N&B, he was a Vice President of Nordberg Capital, Inc. Ed is on the Boards of 1847 Holdings LLC, Peekay Boutiques, Inc., PPI Management LLC, and GEM Holdings LLC, in addition to his various philanthropic activities. Ed received his MBA from the Wharton School, as well as a Master of Science in Engineering and a Bachelor of Science in Economics (cum laude) from the University of Pennsylvania.

Robert D. Barry, Mr. Barry has been a director of our company since January 2014. From April 2013 to August 2016, Mr. Barry was Chief Executive and Chief Financial Officer of Pawn Plus, Inc. Pawn Plus is a chain of five retail pawn stores in suburban Philadelphia and one pawn store in northeastern Ohio. Prior to joining Pawn Plus, from March 2007 to January 2013, Mr. Barry served as Executive Vice President and Chief Financial Officer of Regional Management Corp. (NYSE:RM), a consumer loan company based in Greenville, South Carolina. During February 2013 and March 2013, Mr. Barry worked as a project consultant for Regional Management. Prior to joining Regional Management, Mr. Barry was the Managing Member of AccessOne Mortgage Company, LLC in Raleigh, North Carolina from 1997 to 2007. During this time, he also served as part-time Chief Financial Officer for Patriot State Bank, in Fuquay-Varina, North Carolina, from March 2006 to March 2007 and Nuestro Banco, Raleigh, North Carolina, from July 2006 to March 2007. Prior to his time at AccessOne, Mr. Barry was Executive Vice President and Chief Financial Officer for Regional Acceptance Corporation (NASDAQ:REGA), a consumer finance company based in Greenville, North Carolina and prior to that he was a financial institutions partner in the Raleigh, North Carolina office of KPMG LLP. Mr. Barry is a Certified Public Accountant licensed in North Carolina and Georgia.